                             HAWAIIAN AIRLINES, INC.

                                  DECEMBER 2004

                                   PRELIMINARY
                              FINANCIAL INFORMATION

NOTE (1):  CAUTIONARY STATEMENT

To comply with the monthly United States Trustee's Operating and Reporting
Requirements for Chapter 11 Cases, Hawaiian Airlines, Inc. (the "Company") is
filing with the bankruptcy court its unaudited condensed balance sheet as of
December 31, 2004, and related unaudited condensed statement of operations and cash flows for the one-month period ended December 31, 2004, as well as supporting schedules and other financial information (the "Operating Report").
The Company is in the process of completing its year-end closing process, which is far more extensive than its preliminary monthly closing process. The Company expects that the final preparation and audit of the financial statements for the year ended December 31, 2004, will result in a variety of adjustments, some of which may be material. Such adjustments are expected to affect, among other things, the Company's pension, reorganization, and income tax related accounts.
Therefore, THE COMPANY CAUTIONS AGAINST PLACING UNDUE RELIANCE ON THE
INFORMATION CONTAINED IN THE MONTHLY OPERATING Report. When the Company
concludes its year-end closing process and audit, it will report final results in accordance with generally accepted accounting principles.

                             HAWAIIAN AIRLINES, INC.
          CONDENSED STATEMENT OF OPERATIONS (UNAUDITED - SEE NOTE (1))

(Actual amounts in thousands)                                    ONE MONTH
                                                                    ENDED
                                                                 DECEMBER 31,
                                                                 ------------
                                                                    2004
                                                                 ------------
OPERATING REVENUES:
  Passenger ..................................................    $ 60,031
  Charter ....................................................       1,599
  Cargo ......................................................       2,613
  Other ......................................................       2,276
                                                                  --------
    Total ....................................................      66,519
                                                                  --------
OPERATING EXPENSES:
  Wages and benefits .........................................      18,342
  Aircraft fuel, including taxes and oil .....................      14,072
  Maintenance materials and repairs ..........................       2,307
  Aircraft rent ..............................................       8,647
  Other rental and landing fees ..............................       2,086
  Sales commissions ..........................................         490
  Depreciation and amortization ..............................         818
  Other ......................................................      13,543
                                                                  --------
    Total ....................................................      60,305
                                                                  --------
OPERATING INCOME .............................................       6,214
                                                                  --------
NONOPERATING INCOME (EXPENSE):
  Reorganization items, net ..................................      (4,231)
  Interest and amortization of debt expense ..................         (74)
  Other, net .................................................          57
                                                                  --------
    Total ....................................................      (4,248)
                                                                  --------
NET INCOME (LOSS) BEFORE TAXES ...............................       1,966
INCOME TAXES:
  Income tax expense .........................................      (2,959)
                                                                  --------
NET LOSS .....................................................    $   (993)
                                                                  ========

NOTE (1):  CAUTIONARY STATEMENT

To comply with the monthly United States Trustee's Operating and Reporting
Requirements for Chapter 11 Cases, Hawaiian Airlines, Inc. (the "Company") is
filing with the bankruptcy court its unaudited condensed balance sheet as of
December 31, 2004, and related unaudited condensed statement of operations and cash flows for the one-month period ended December 31, 2004, as well as supporting schedules and other financial information (the "Operating Report").
The Company is in the process of completing its year-end closing process, which is far more extensive than its preliminary monthly closing process. The Company expects that the final preparation and audit of the financial statements for the year ended December 31, 2004, will result in a variety of adjustments, some of which may be material. Such adjustments are expected to affect, among other things, the Company's pension, reorganization, and income tax related accounts.
Therefore, THE COMPANY CAUTIONS AGAINST PLACING UNDUE RELIANCE ON THE
INFORMATION CONTAINED IN THE MONTHLY OPERATING Report. When the Company
concludes its year-end closing process and audit, it will report final results in accordance with generally accepted accounting principles.

                             HAWAIIAN AIRLINES, INC.
               CONDENSED BALANCE SHEET (UNAUDITED - SEE NOTE (1))

(Actual amounts in thousands)                                      DECEMBER 31,
                                                                       2004
                                                                   ------------
ASSETS
Current Assets:
  Cash and cash equivalents ....................................    $ 110,648
  Restricted cash ..............................................       47,902
  Accounts receivable ..........................................       25,893
  Inventories ..................................................        8,640
  Prepaid expenses and other ...................................       34,690
                                                                   ------------
    Total current assets .......................................      227,773
                                                                   ------------
Noncurrent Assets:
  Property and equipment, less accumulated depreciation ........       49,338
  Reorganization value in excess of identifiable assets ........       28,320
  Other assets .................................................       32,690
                                                                   ------------
    Total noncurrent assets ....................................      110,348
                                                                   ------------
        Total Assets ...........................................    $ 338,121
                                                                   ============

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Current portion of long-term debt ............................    $      13
  Current capital lease obligation .............................           66
  Accounts payable .............................................       54,913
  Accrued liabilities ..........................................       49,945
  Air traffic liability ........................................      114,777
                                                                   ------------
    Total current liabilities ..................................      219,714
                                                                   ------------

Noncurrent Liabilities:
  Long-term debt ...............................................           33
  Other liabilities and deferred credits .......................      195,550
                                                                   ------------
    Total noncurrent liabilities ...............................      195,583
                                                                   ------------
    Total Liabilities ..........................................      415,297
                                                                   ------------
Liabilities Subject to Compromise ..............................      216,729
                                                                   ------------

Shareholders' Deficit:
  Common and special preferred stock ...........................          278
  Capital in excess of par value ...............................       60,084
  Notes receivable from optionholders ..........................          (69)
  Minimum pension liability adjustment .........................     (112,255)
  Unrealized gain/(loss) on hedge instruments ..................       (1,114)
  Accumulated deficit ..........................................     (240,829)
                                                                   ------------
    Shareholders' Deficit ......................................     (293,905)
                                                                   ------------
        Total Liabilities and Shareholders' Deficit ............    $ 338,121
                                                                   ============

                             HAWAIIAN AIRLINES, INC.
          CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED - SEE NOTE (1))

(Actual amounts in thousands)
                                                                   ONE MONTH
                                                                      ENDED
                                                                   DECEMBER 31,
                                                                       2004
                                                                   ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net Loss .................................................   $    (993)
      Adjustments to reconcile net loss to net cash provided
       by operating activities before reorganization activities:
          Reorganization items, net ............................       4,231
          Depreciation .........................................         787
          Amortization .........................................          31
          Net periodic postretirement benefit cost .............         374
          Decrease in restricted cash ..........................       9,939
          Decrease in accounts receivable ......................         931
          Increase in inventory ................................        (220)
          Increase in prepaid expenses and other ...............      (8,522)
          Decrease in accounts payable .........................        (857)
          Decrease in air traffic liability ....................     (14,835)
          Increase in accrued liabilities ......................       1,230
          Other, net ...........................................       3,102
                                                                   ------------
             Net cash used in operating activities
              before reorganization activities .................      (4,802)
                                                                   ------------

      Reorganization activities:
          Professional fees paid ...............................      (2,371)
          Interest on accumulated cash balances ................         226
                                                                   ------------
             Net cash used by reorganization activities ........      (2,145)
                                                                   ------------
             Net cash used in operating activities .............      (6,947)
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of property and equipment ......................      (1,276)
                                                                   ------------
             Net cash used in investing activities .............      (1,276)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Repayment of debt ........................................          (3)
      Principal payments under capital lease obligation ........         (74)
                                                                   ------------
             Net cash used in financing activities .............         (77)
                                                                   ------------
             Net decrease in cash and cash equivalents .........      (8,300)
                                                                   ------------
Cash and Cash Equivalents - Beginning of Period ................     118,948
                                                                   ------------
Cash and Cash Equivalents - End of Period ......................   $ 110,648
                                                                   ============

                             HAWAIIAN AIRLINES, INC.
                   TRAFFIC STATISTICS (SCHEDULED AND CHARTER)
                           (UNAUDITED - SEE NOTE (1))

                                                DECEMBER
                                                  2004
                                            -----------------

SCHEDULED  TOTAL

                        PAX                          435,226
                        RPMS                     523,736,062
                        ASMS                     620,039,020
                        LF                             84.5%

CHARTER
                        PAX                            7,198
                        RPMS                      19,523,560
                        ASMS                      25,821,762
                        LF                             75.6%

SYSTEM TOTAL (INCLUDES CHARTERS)

                REV PAX                              442,424
                RPMS (000)                           543,260
                ASMS (000)                           645,861
                CARGO/MAIL TON MI                  7,146,960
                LOAD FACTOR (%)                        84.1%